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                                                                   EXHIBIT 10.10

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                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                              DALEEN HOLDINGS, INC.

                                       AND

                          THE OTHER SIGNATORIES HERETO

                        DATED AS OF __________ ___, 2004

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                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

                             _____________ ___, 2004

      The parties to this Registration Rights Agreement (this "Agreement") are Daleen Holdings, Inc., a Delaware corporation (the "Company"), those Persons (as defined below) listed on Schedule A attached hereto, and those other Persons who now or hereafter become signatories to this Agreement. Certain terms used in this Agreement, but not otherwise defined in context, are defined in Section 1.

      The Company, the Quadrangle Investors, Behrman, SEF, and certain others are parties to the Investment Agreement, pursuant to which and subject to the terms and conditions thereof, the Quadrangle Investors, Behrman, SEF, and the other investor signatories thereto are purchasing newly-issued shares of Series A Preferred Stock from the Company. One of the conditions to the Investment Agreement is that the Company grant certain registration rights to the Quadrangle Investors, Behrman, SEF, and certain the other parties.

      The parties to this Agreement, intending to be legally bound hereby, agree as follows:

      1. Definitions. As used in this Agreement, the following terms have the following meanings:

      "Advice" has the meaning given to that term in the last paragraph of
Section 5.

      "Affiliate" has the meaning given to that term in Rule 405 of the Securities Act.

      "Associate" has the meaning given to that term in Rule 405 of the Securities Act.

      "Behrman" means Behrman Capital II, L.P., a Delaware limited partnership, a party to the Investment Agreement.

      "Common Stock" means the Common Stock, par value $0.01 per share, of the Company, as such par value may be changed from time to time.

      "Conversion Shares" means shares of Common Stock issued in connection with the conversion (whether voluntary or automatic) of shares of Preferred Stock.

      "Demand" has the meaning given to that term in Section 3.1(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Form S-3 Demand" has the meaning given to that term in Section 3.3(a).

      "Initiating Form S-3 Holders" has the meaning given to that term in
Section 3.3(a).

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      "Initiating Holder" means a Person or those Persons who hold more than 50%
of the outstanding shares of Preferred Stock and the Conversion Shares, considered collectively as "Initiating Holders."

      "Investment Agreement" means that certain Series A Convertible Redeemable PIK Preferred Stock Investment Agreement, dated as of May 6, 2004, by and among the Company, the Quadrangle Investors, Behrman, SEF, and the other parties thereto, as the same may hereafter be amended, restated, or otherwise modified from time to time.

      "IPO" means an initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

      "Lock-Up Period" has the meaning given to that term in Section 4.

      "Notice of Demand" has the meaning given to that term in Section 3.1(a).

      "Permitted Transferee" means any Person who acquires Registrable Securities in a transaction in which (a) such person acquires (x) all of the Registrable Securities of the transferor or (y) at least 10% of the then outstanding Preferred Stock or Conversion Shares, (b) the Company is given prior notice of the proposed acquisition and (c) the acquiring person agrees in writing to be bound by all provisions of any agreements with the Company to which the transferor is party or by which the Registrable Securities proposed to be transferred are bound or to which they are subject, including, without limitation, this Agreement, the Stockholders' Agreement, and, to the extent applicable, the Investment Agreement.

      "Person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Preferred Stock" means the Series A Convertible Redeemable PIK Preferred Stock and Series A-1 Convertible Redeemable PIK Preferred Stock, each par value $0.01 per share, of the Company, as such par value may be changed from time to time.

      "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all information incorporated by reference in such prospectus.

      "Quadrangle Investors" means, collectively, Quadrangle Capital Partners, LP, Quadrangle Select Partners LP, and Quadrangle Capital Partners-A LP, each a Delaware limited partnership and a party to the Investment Agreement.

      "Registrable Securities" means (a) the Conversion Shares, (b) any shares of Common Stock owned as of the date hereof or acquired hereafter by the Quadrangle Investors, Behrman, or SEF, (c) any shares of Common Stock acquired after the date hereof by a party to this Agreement by virtue of the conversion, exchange, or exercise of any preferred stock, warrants, options, or other securities into Common Stock (regardless of the date such securities are

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purchased or otherwise acquired), or issued in a stock split, merger, recapitalization, reorganization or combination, stock dividend or similar event in respect of any of the shares referred to in clauses (a), (b), and (c) of this definition (excluding, however, any shares purchased in a public offering or in an open market transaction following an IPO by any Person who is not an Affiliate of the Company) and (d) solely for purposes of Sections 3.2, 3.3, 7 (to the extent applicable), and 8, any shares of Common Stock owned as of the date hereof or hereafter acquired by the parties to this Agreement other than the Quadrangle Investors, Behrman, or SEF and other than those shares acquired under the Plan or upon exercise of securities issued under the Plan; provided that such shares are registered for sale on Form S-8 under the Securities Act; provided, however, that any security that was initially a Registrable Security shall cease to be a Registrable Security (i) upon the sale thereof pursuant to an effective Registration Statement, (ii) upon the sale or other transfer thereof to any Person other than a Permitted Transferee, or (iii) with respect to any holder of Registrable Securities at such time as (A) such Registrable Securities are registered for sale under Form S-8 under the Securities Act and that form is available for the sale of Registrable Securities by their holder or
(B) the holder of Registrable Securities is entitled to sell all of his Registrable Securities within three (3) months under Rule 144(k) or Regulation S of the Securities Act or otherwise without restriction under the Securities ACT.

      "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. and/or NASD Regulation, Inc. (collectively, "NASD"), the fees and expenses of any "qualified independent underwriter" (as negotiated between the Company and such underwriter), if any, that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of NASD (but specifically excluding any Selling Expenses), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, automated document preparation expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, any Prospectus, and amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges or automated quotation system, any fees or expenses of complying with Federal securities or blue sky laws, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audits required by or incident to any registration statement), any fees and expenses of underwriters customarily paid by issuers (but specifically excluding any Selling Expenses), the fees and expenses of other Persons retained by the Company, and the reasonable fees and disbursements of one counsel to the holders of the Registrable Securities that are being sold, selected by the holders of more than 50% of the Registrable Securities that are being sold.

      "Registration Statement" means any registration statement of the Company filed under the Securities Act, including the Prospectus forming a part thereof, amendments and supplements

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to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such Registration Statement.

      "Requesting Holder" has the meaning given to that term in Section 3.2(a).

      "SEC" means the United States Securities and Exchange Commission.

      "SEF" means Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership, a party to the Investment Agreement.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Selling Expenses" means, with respect to any holder of Registrable Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder (other than any counsel fees expressly constituting a Registration Expense as defined in this Agreement).

      "Selling Holders" has the meaning given to that term in Section 3.1(a).

      "Stockholders' Agreement" means that certain Stockholders' Agreement, dated as of the date hereof, by and among the Company, the Quadrangle Investors, Behrman, SEF, and the other parties thereto, as the same may be amended, restated, or otherwise modified from time to time.

      "Underwritten Offering" means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a "firm commitment," "best efforts," or other basis, for reoffering to the public.

      2. Securities and Holders Subject to this Agreement. This Agreement shall not apply to the registration of any securities other than shares of Common Stock constituting Registrable Securities. The only Persons who shall have any rights or obligations under this Agreement are the "holders of Registrable Securities" and their respective Permitted Transferees. In calculating the number of Registrable Securities held by any Person, all outstanding preferred stock, warrants, and options or other securities then convertible, exchangeable, or exercisable into Registrable Securities shall be treated as if they had been converted, exchanged, or exercised.

      3.    Registration of Registrable Securities.

      3.1   Demand Registration.

      (a) Demand and Notice Procedures. Subject to the other provisions of this Agreement, any Initiating Holder shall have the right, exercisable by making a written request to the Company (a "Demand"), to require that the Company effect the registration in accordance with the provisions of the Securities Act of the offering and sale of any of the Registrable Securities held by such Initiating Holder if the reasonably anticipated aggregate price to the

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public would equal or exceed $50,000,000 and the shares would be listed on the
New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, or any other nationally recognized securities exchange. Upon receipt of a Demand, the Company shall within 15 days give written notice (a "Notice of Demand") of the Demand to all other holders of Registrable Securities, and the Company shall use its commercially reasonable efforts to file a Registration Statement with the SEC to effect such Demand, at the earliest practicable date, but not later than 120 days after receipt of the Demand, of (i) the offering and sale of the Registrable Securities that the Company has been so required to register by such Initiating Holder, and (ii) the offering and sale of all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders being hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the Company has given the Notice of Demand.

      (b) Effective Registration Statement. A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such Registration Statement, unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders; provided, however, that such period need not exceed 180 days, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than solely by reason of a failure on the part of the Selling Holders.

      (c) Selection of Underwriters. The underwriter or underwriters of each Underwritten Offering of the Registrable Securities so to be registered shall be selected by the Initiating Holder and shall be reasonably acceptable to the Company.

      (d) Priority in Requested Registration. If the managing underwriter of any Underwritten Offering of Registrable Securities shall advise the Company in writing (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holder exercising the Demand for the Registrable Securities requested to be included in such registration, the Company, except as otherwise provided in this Section 3.1(d), shall include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, all Registrable Securities requested to be included in such registration by the Initiating Holder exercising such Demand and such Registrable Securities under clauses (a), (b) and (c) of the definition of "Registrable Securities" requested to be included in such registration pursuant to this Section 3.1, and (ii) second, Registrable Securities requested to be included in such registration by the Selling Holders other than the Initiating Holder exercising such Demand and the Selling Holders holding Registrable

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Securities set forth in clauses (a), (b), and (c) of the definition of
"Registrable Securities," in each case allocated pro rata, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration by the applicable Selling Holders (with all calculation pursuant to this sentence to be made excluding any Selling Holders who withdraw its request for registration as provided in the immediately following sentence). If the total number of Registrable Securities requested by a Selling Holder (including any Initiating Holder exercising a Demand) to be included in such registration cannot be included as provided in this Section 3.1(d) or as a result of any other registration rights granted by the Company, a Selling Holder (including an Initiating Holder exercising a Demand) may, but shall not be required to, withdraw such Selling Holder's request for registration (or Demand) by giving written notice to the Company within 10 days after receipt of such notice from the Company. If an Initiating Holder exercising a Demand so withdraws its Demand, the Company shall not be obligated to effect the registration initiated pursuant to this Section 3.1, and, in any event, such Demand shall again become available to be exercised by such Initiating Holder pursuant to this Section 3.1. If an Initiating Holder exercising a Demand does not so withdraw its Demand and, in connection with such registration, more than 10% of all Registrable Securities requested to be included by an Initiating Holder cannot be so included, such request shall not be counted for purposes of the number of Demands an Initiating Holder is entitled to pursuant to Section 3.1(e).

      (e) Limitations on Demand Registrations. Only two Demands may be exercised during the term of this Agreement. Notwithstanding anything to the contrary in this Section 3.1, the Company shall not be obligated to file a Registration Statement pursuant to this Section 3.1 (i) during the 180 day period commencing with the effective date of any other registration statement filed by the Company under the Securities Act relating to the public offering of its Common Stock (other than on Forms S-4 or Form S-8 or any successors thereto) or (ii) if the Company delivers to all holders of Registrable Securities, within 30 days of receipt of notice of a Demand, notice of the Company's intent to file such a registration statement within 180 days. In addition, the Company may delay the filing of any Registration Statement pursuant to this Section 3.1 one time during any twelve month period, for a reasonable period of time if, in the good faith judgment of the Company's Board of Directors, the Company would be required to include in such registration statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences; provided, however, that the Company shall make such filing no later than the earlier (A) the date on which the conditions that permitted it to delay such filing no longer pertain and (B) the period ending 90 days after receipt of the Demand. In the event of any such delay, any Selling Holder shall have the right to withdraw his, hers, or its request for registration prior to the end of such delay, and any such withdrawn request that would otherwise have been considered a Demand shall not be considered for purposes of the determining the maximum number of Demands provided for in the first sentence of this Section 3.1(e).

      3.2   Piggyback Registration.

      (a) Right to Include Registrable Securities. If the Company at any time (other than such time as the Company first issues Common Stock in an IPO) proposes to register the offering

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and sale of shares of Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8 (or any successors thereto) or pursuant to
Section 3.3, whether for its own account or the account of one or more security holders other than any holder of Registrable Securities (the "Other Holders"), it shall each such time give prompt written notice to all holders of Registrable Securities of the Company's intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended methods of such disposition), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided, however, that (i) if such registration involves an Underwritten Offering to the public, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or the Other Holders; and (ii) if, at any time after giving notice of the Company's intention to register any securities pursuant to this Section 3.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section
3.1. If a registration pursuant to this Section 3.2(a) involves an Underwritten Offering to the public, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Failure of any holder of Registrable Securities to be included in any registration under this
Section 3.2 will not preclude such holder from availing itself of its rights under this Section 3.2 in the future. No registration effected under this
Section 3.2 shall relieve the Company of its obligations to effect registrations upon request under Section 3.1.

      (b) Priority in Piggyback Registration. Subject to Section 3.1, if the managing underwriter of the Underwritten Offering shall inform the Company by letter of the underwriter's opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the Requesting Holders in writing, then the Company shall include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering,
(i) first, all securities proposed by the Company to be sold for its own account, then (ii) to the extent that the number of shares of Common Stock proposed to be sold by the Company or the Other Holders pursuant to Section 3.2(a)(i) is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities under clauses (a), (b) and
(c) of the definition of "Registrable Securities" requested to be included in such registration pursuant to this Section 3.2, allocated pro rata

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among such Requesting Holders in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities requested to be included in such registration, then (iii) to the extent that the number of shares of Common Stock proposed to be sold by the Company, the Other Holders pursuant to Sections 3.2(a)(i) and Section 3.2(a)(ii) and the Requesting Holders holding Registrable Securities set forth in clauses (a), (b) and (c) of the definition of "Registrable Securities" pursuant to Section 3.2(b)(ii) above is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities under clause (d) of the definition of "Registrable Securities" requested to be included in such registration pursuant to this
Section 3.2, allocated pro rata among such Requesting Holders, as nearly as practicable, to the respective amounts of such Registrable Securities requested to be included in such registration. All other stockholders of the Company shall be excluded from the proposed offering before any Requesting Holder is required to reduce his, hers or its shares being offered under the registration statement.

      3.3   Registration on Form S-3.

      (a) Requirements. After an IPO, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. If at any time or from time to time following an IPO,
(i) any holder or holders of Registrable Securities ("Initiating Form S-3 Holders") request that the Company file a registration statement under the Securities Act on Form S-3 (or successor form thereto) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder ("Form S-3 Demand"), (ii) the reasonably anticipated aggregate price to the public would equal or exceed $5,000,000 for such Initiating Form S-3 Holder or Holders collectively, and (iii) the Company is a registrant qualified to use Form S-3 (or any successor thereto) to register such Registrable Securities, then the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-3 (or any successor thereto) as soon as practicable after receipt of an S-3 Demand for sale in accordance with the method of disposition specified in the Form S-3 Demand and the number of Registrable Securities specified in such Form S-3 Demand. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith opinion of the Company's Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action, but only once within any 12-month period, with respect to such filing for a period of 90 days after receipt of the Form S-3 Demand.

      (b)   Number of Form S-3 Demands. Subject to the requirements set forth in
Section 3.3(a), any Selling Holders may exercise an unlimited number of Form S-3 Demands during the term of this Agreement.

      4. Hold-Back Agreements. Each holder of Registrable Securities shall, if requested by the managing underwriter or underwriters in an Underwritten Offering, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 15-day period prior to,

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and during a period ("Lock-Up Period") ending on the earlier of (a) such time as the Company and the managing underwriter shall agree and (b) 180 days after the effective date of, each Underwritten Offering made pursuant to such Registration Statement.

      5. Registration Procedures. If and whenever the Company is obligated to effect the registration of some or all Registrable Securities pursuant to
Section 3, the Company shall use all commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

      (a) prepare and file with the SEC, as soon as practicable, a Registration Statement on an appropriate registration form, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements and other information required by the SEC to be filed therewith or incorporated by reference therein, and in either case use all commercially reasonable efforts to cause such Registration Statement to become effective and, with respect to a Registration Statement filed pursuant to Section 3.1, remain effective in accordance with Section 3.1(b); provided, however, that before filing a Registration Statement or Prospectus or any amendment or supplement thereto, including information incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed (including, upon request, any and all exhibits thereto), which documents shall be subject to the reasonable and prompt review of such holders and underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the designated counsel to the holders of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object;

      (b) prepare and file with the SEC such amendments and post-effective amendments and supplements to such Registration Statement as may be necessary to keep the Registration Statement effective for 180 days, or such shorter period that shall terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and cause such Prospectus supplement to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and their counsel, during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

      (c) notify each selling holder of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing promptly, (i) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any comments of the SEC or any state securities authority with regard to the Registration Statement and of any request by the SEC or any state securities authority for amendments or

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supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) in the case of any shelf Registration Statement, if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sale agreement or other similar agreement, relating to the offering cease to be true and correct in all material respects and (vi) of the happening of any event or the discovery of any facts that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (d) make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

      (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being offered for sale in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder of Registrable Securities being offered for sale consider should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered for sale, the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

      (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement, any amendment (including any post-effective amendment) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

      (g) provide a transfer agent with CUSIP numbers not later than the effective date of the Registration Statement;

      (h) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

      (i) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions in the United States of America as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      (j) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to underwriters;

      (k) upon the occurrence of any event contemplated by clause (vi) of paragraph (c) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (l) use reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or on Nasdaq on which the Common Stock is then listed;

      (m) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of Registrable Securities covered by a Registration Statement and in such connection, if an underwriting agreement is entered into and if the registration is an underwritten registration (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the designated counsel to the holders of the Registrable Securities being sold), addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders and underwriters; and (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary Underwritten Offerings;

      (n) make available for inspection by a representative of the holders of at least a majority of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney or accountant retained by the holders of at least a majority of the Registrable Securities being sold or any underwriter, all non-confidential financial and other records and all pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant, and cause the Company's officers, directors and employees to be available for discussions with and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement;

      (o) use reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as provided in Rule 158 or otherwise as soon as reasonably practicable, earnings statements covering the period of at least 12 months but not more than 18 months satisfying the provisions of Section 11(a) of the Securities Act;

      (p) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter or underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request; and

      (q) otherwise reasonably cooperate with the selling holders of Registrable Securities and to take such other actions and execute such other documents as necessary to carry out the intent of this Agreement.

      The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used by the Company only to the extent necessary for, and in connection with, such registration.

      Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(c)(vi) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing ("Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Registration Statement in Section 3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(vi) to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or the Advice.

      6. Expenses of Registration. All Registration Expenses incurred in connection with any registration commenced in accordance with Section 3 (even if subsequently terminated or withdrawn) shall be borne by the Company. All Selling Expenses relating to Registrable Shares registered on behalf of any Person shall be borne by such Person.

      7.    Indemnification.

      (a) Indemnification by Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, legal counsel, accountants and employees and each Person who controls such holder (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus, offering circular or other document incident to any registration, qualification or compliance, or in any amendment or supplement thereto, including all documents incorporated therein by reference, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; provided, however, that, in each case, the Company will not be liable to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Securities specifically for inclusion in the Registration Statement (or amendment or post-effective amendment), offering circular or other document incident to any registration, qualification or compliance. The Company will reimburse each holder of Registrable Securities and each of its officers, directors, partners, legal counsel, accountants and employees and each Person controlling such holder, for any legal and other expenses reasonably incurred in connection with investigating and defending against or settling with respect to any such loss, claim, damage, liability or expense. It is agreed that the indemnity agreement continued in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

      (b) Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities shall indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based on (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus, offering circular or other document incident to any registration, qualification or compliance, or any amendment or supplement thereto, including all documents incorporated therein by reference, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but in the case of clause (i) and (ii) only to the extent that such untrue statement is contained or omission is required to be in any information so furnished in writing by such holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus, any offering circular or other document incident to registration, qualification or compliance or any amendment or supplement thereto. The liability of any selling holder of Registrable Securities hereunder shall not exceed the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus, or preliminary Prospectus, offering circular or other document incident to registration, qualification or compliance or any amendment or supplement thereto.

      (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice after receipt of actual knowledge of any claim as to which indemnity may be sought to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such Person. Failure to give notice as required hereunder shall not relieve the indemnifying party of its obligations unless the failure to give such notice is prejudicial to the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement or consent to judgment made without its consent (but if such consent is requested, such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, except that if, in the reasonable judgment of the indemnified party, after consultation with counsel, a conflict of interest may exist between such indemnified party and any other indemnified parties or there may exist legal defenses for such indemnified party that are materially different from those or in addition to those available to the other indemnified parties with respect to such claim, the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel for the holders of Registrable Securities.

      (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party with respect to any loss, liability, claim, demand or expense referred to therein or insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, demand or expense as well as other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnified party or the indemnifying party and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of the net proceeds received by such holder with respect to the sale of any Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (e) Conflicting Provisions. If the indemnification provisions of this Agreement conflict with the indemnification provisions of any underwriting agreement, the provisions of the underwriting agreement shall govern.

      8. Current Public Information. Once and for so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15 (d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner, and that, if it ceases to be so required to file such reports, it will upon the request of any holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and
(iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (B) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

      9.    Covenants of the Company.

      (a)   Financial Reporting.

            (i) The Company will maintain and will cause all of its subsidiaries to maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied ("GAAP"), and will set aside on its books all such proper accruals and reserves as shall be required under GAAP.

            (ii) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish to each holder of Registrable Securities who owns at least 5% of the shares of Preferred Stock acquired by such holder pursuant to the Investment Agreement (each, a "Qualified Holder") as at the end of such fiscal year, a consolidated balance sheet of the Company and its subsidiaries, a statement of income, a statement of stockholders' equity and a statement of cash flows of the Company and its subsidiaries, all prepared in accordance with GAAP and setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

            (iii) The Company will furnish to each Qualified Holder, as soon as practicable after the end of each month and in any event within 45 days thereafter, an unaudited balance sheet of the Company and its subsidiaries as of the end of such month, an unaudited statement of income, an unaudited statement of stockholder's equity and an unaudited statement of cash flows of the Company and its subsidiaries for month and for the current fiscal year to date, prepared in accordance with GAAP, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made and management commentary as of the end of such fiscal quarter in accordance with GAAP, together with management's discussion and analysis of the financial results reflected in such financial statements and a reconciliation of such results to the Company's budget.

            (iv) The Company will furnish to each Qualified Holder as soon as practicable, but in any event 45 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis.

            (v) At the time of delivery of each monthly and annual statement, the Company will furnish to each Qualified Holder a certificate, executed by either the president or chief financial officer of the Company stating (A) that such officer has caused this Agreement and the terms of the Certificate of Designations of the Preferred Stock to be reviewed and has no knowledge of any default by the Company or any of its subsidiaries in the performance or observance of any of the provisions of this Agreement or such Certificate of Designations or, if such officer has such knowledge, specifying such default, and (B) with respect to the delivery of annual statements, a statement as to the then Conversion Price of the Preferred Stock (as defined in the Certificate of Designations for the Preferred Stock) and the number of shares of Common Stock into which each share of Preferred Stock may then be converted.

            (vi) Promptly upon receipt thereof, and subject to any applicable privileges, the Company will furnish to each Qualified Holder any written report, so called "management letter," and any other material written communication submitted to the Company or any Subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company and its subsidiaries.

            (vii) Promptly after the commencement thereof, and subject to any applicable privileges, the Company will furnish to each Qualified Holder notice of (A) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any subsidiary) which, if successful, could have a material adverse effect on the Company and its subsidiaries, taken as a whole; and (B) all material defaults by the Company or any subsidiary (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods).

            (viii) Promptly upon sending, making available, or filing the same, the Company will furnish to each Qualified Holder all reports, press releases and financial statements as the Company (or any subsidiary) shall send or make available generally to the stockholders of the Company, the general public or to the SEC.

            (ix) The Company will furnish to each Qualified Holder such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company or its subsidiaries which is material to the Company as such Qualified Holder may from time to time reasonably request.

      (b) Inspection Rights. Upon reasonable written notice to the Company, each Qualified Holder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested.

      (c) Confidentiality. Each holder of Registrable Securities agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such holder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such holder may disclose such proprietary or confidential information to any partner, subsidiary or parent of such holder for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 9(c).

      (d) Reservation. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

      (e) Restrictive Covenant Agreements. The Company shall require all current and future management level employees (other than employees providing solely administrative functions) to execute and deliver a restrictive covenants agreement in the form approved by the Board of Directors. The Company will take all reasonable steps necessary to obtain, and thereafter will use its reasonable efforts to maintain in full force and effect, all licenses, patents, trademarks, trade names and copyrights reasonably necessary to the conduct of its business. The Company will make all reasonable efforts to prevent unprotected disclosure of its intellectual property assets.

      (f) Indemnification Agreements. The Company will indemnify members of the Board of Directors to the broadest extent permitted by applicable law and enter into indemnification agreements with each director in substantially the form attached hereto as Exhibit A. In addition, the Company shall promptly reimburse in full each non-employee director of the Company for all reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and all committees thereof. Following an IPO, all members of the Board of Directors, except those that are also employed by the Company, shall receive the same compensation, if any, for being on the Board of Directors and attending meetings.

      (g) Subsidiary Boards. Unless otherwise required by applicable law, the Company shall cause the boards of directors of each of its subsidiaries to be comprised of each of the members of the Board of Directors and such boards shall have no other members.

      (h) Equity Incentive Plan. Following the date hereof, the Company shall not issue (or reserve for issuance) shares of capital stock or rights to acquire capital stock to employees, consultants and directors except for 446,617 shares of Common Stock authorized for issuance under the Company's Management Equity Incentive Plan (the "Plan") or the Protek Stock Purchase Agreement (as such term is defined in the Investment Agreement) unless such issuance or reservation is approved by the holders of a majority of the outstanding Registrable Securities. The Company shall not grant options under the Plan after the date hereof, without the consent of a majority of the Directors nominated by Quadrangle.

      (i) Insurance. If available at commercially reasonable rates, the Company shall maintain a Director and Officer insurance policy on the directors and officers of the Company of at least $5,000,000 in the aggregate. The Company shall also obtain not later than three (3) months after the date hereof or as soon as practicable thereafter and maintain key man life insurance on the life of Gordon D. Quick in the amount of $2,000,000. The Company will maintain such policy and will not cause or permit any assignment of the proceeds of such policy and will not borrow against such policy. The Company will add a designee of the Quadrangle Investors as a notice party to such policy, and will request that the issuer of such policy provide such designee with at least ten (10) days' notice before such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

      (j) Accountants. The Company shall not make any change in or select new certified public accountants without the prior written consent of the holders of a majority of Registrable Securities.

      (k) Payment of Taxes. The Company will pay and discharge (and cause any subsidiary to pay and discharge) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company (or any subsidiary), provided that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if the Company or such subsidiary shall have set aside on its books adequate reserves with respect thereto.

      (l) Compliance with Laws, etc. The Company will comply (and cause each of its subsidiaries to comply) with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would materially adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole.

      (m) Corporate Existence; Ownership of Subsidiaries. The Company will, and will cause its subsidiaries to, at all times preserve and keep in full force and effect their corporate existence, and rights and franchises material to the business of the Company and its subsidiaries, taken as a whole, and will qualify, and will cause each of its subsidiaries to qualify, to do business as a foreign corporation in any jurisdiction where the failure to do so would have a material adverse effect on the business, condition (financial or other), assets, properties or operations of the Company and its subsidiaries, taken as a whole. The Company shall at all times own of record and beneficially, free and clear of all liens, charges, restrictions, claims and encumbrances of any nature, all of the issued and outstanding capital stock of each of its subsidiaries.

      (n) Compliance with ERISA. The Company will comply, (and cause each of its subsidiaries to comply) in all material respects with all minimum funding requirements applicable to any pension or other employee benefit plans which are subject to Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to the Internal Revenue Code of 1986 (the "Code"), and comply in all other material respects with the applicable provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any of its subsidiaries will permit any event or condition to exist which would permit any such plan to be terminated under circumstances which cause the lien provided for in Section 3068 of ERISA to attach to the assets of the Company or any of its subsidiaries.

      (o) Termination. All covenants of the Company contained in Section 9 of this Agreement shall expire and terminate as to each Qualified Holder upon the effective date of the registration statement pertaining to an IPO.

      10.   Miscellaneous.

      (a) No Inconsistent Agreements. The Company is not a party to, and the Company shall not enter into any agreement (as amended) with respect to any of its securities that would by its terms (i) preclude the exercise by the holders of Registrable Securities of any rights of such holders granted in this Agreement or (ii) preclude the Company from performing its obligations under this Agreement.

      (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of a majority of all Registrable Securities; provided, however, that any amendment which adversely affects a holder of Registrable Securities in a manner disproportionately differently than the consenting holders of a majority of the Registrable Securities shall require the consent of such adversely affected holder of Registrable Securities; provided, further, that the Company shall have the right, without the consent or signature of any of the holders of Registrable Securities being required, to amend this Agreement (including Schedule A hereto) for the purpose of adding additional present or future holders of Registrable Securities issued under the Plan as additional parties to the Agreement. The failure or delay of a party in the exercise of any right, remedy or power under this Agreement on any occasion shall not be considered a waiver of, or deprive that party of the right thereafter to exercise, any such right, remedy or power.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or courier guaranteeing overnight delivery:

            (i) if to a holder of Registrable Securities, to its address or facsimile of record on the books of the Company.

            (ii)  if to the Company, to:

                  Daleen Holdings, Inc.
                  c/o Daleen Technologies, Inc.
                  902 Clint Moore Road, Suite 230
                  Boca Raton, FL 33487
                  Attention: General Counsel
                  Facsimile No.: (561) 981-1106

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  Henry W. Oliver Building
                  535 Smithfield Street
                  Pittsburgh, Pennsylvania 15222-2312
                  Attention:  Robert P. Zinn, Esq.
                  Facsimile No.: (412) 355-6501

                  and

                  Quadrangle Group LLC
                  375 Park Avenue
                  New York, New York 10152
                  Attention: Chief Administrative Officer
                  Facsimile number: (212) 418-1701

                  with a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  100 Federal Street
                  Boston, MA 02110
                  Attention: James Westra, Esq.
                  Facsimile: (617) 772-8333

      or at such other address or facsimile number as any party specifies by notice given to the other parties in accordance with this Section.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

      (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Permitted Transferees of the holders of Registrable Securities.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware without regard to principles of conflicts of laws.

      (g) Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

      (h) Entire Agreement; Termination of Predecessor Agreements. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. This Agreement supersedes all prior or contemporaneous agreements and understandings between the parties hereto with respect to such subject matter, and cannot be changed or terminated orally.

      (i) Term. Except as specifically provided herein and other than the provisions of Sections 6 and 7, which shall survive the termination of this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the fifth anniversary of the date of the consummation of the Company's IPO; provided, however, that with respect to any particular party to this Agreement, this Agreement shall (except for the indemnification provisions set forth in Section 7, which shall survive termination of this Agreement), terminate and cease to be of any further force or effect on the first date on which that party ceases to hold any Registrable Securities.

      (j) Assignment and Transfer. The rights of any party under this Agreement may be assigned or transferred to any Permitted Transferee. This Agreement does not itself confer upon any party the right to make any transfer or modify in any respect any restrictions upon transfer under any stockholders or other agreement or applicable law, and any Person to whom securities are transferred in violation of any such agreement or law shall not have any rights under this Agreement with respect to any such securities. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      (k) Construction. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this Agreement, (ii) "hereof," "herein," "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "includes" shall be deemed to be followed by the phrase "without limitation," and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

      (l) Actions by the Company. The Company shall not, without the prior written consent of holders of a majority of the Registrable Securities, grant registration rights to any Person that are, taken as a whole, superior to the registration rights granted in this Agreement to the holders of Registrable Securities.

      (m) Damages. The Company recognizes and agrees that a holder of Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any such holder shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

  THE COMPANY:                       DALEEN HOLDINGS, INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
 REGISTRABLE SECURITIES:

                                     QUADRANGLE CAPITAL PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE SELECT PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE CAPITAL PARTNERS-A LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
REGISTRABLE SECURITIES:

                                        BEHRMAN CAPITAL II, L.P.

                                        By:  Behrman Brothers, LLC, its
                                        General Partner

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        STRATEGIC ENTREPRENEUR
                                        FUND II, L.P.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
REGISTRABLE SECURITIES:                 ____________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   SCHEDULE A

             HOLDERS OF REGISTRABLE SECURITIES AND NOTICE ADDRESSES

HOLDERS OF REGISTRABLE SECURITIES                     ADDRESS
--------------------------------------------------------------------------------
Quadrangle Capital Partners LP
--------------------------------------------------------------------------------
Quadrangle Select Partners LP
--------------------------------------------------------------------------------
Quadrangle Capital Partners-A LP
--------------------------------------------------------------------------------
Behrman Capital II, L.P.
--------------------------------------------------------------------------------
Strategic Entrepreneur Fund II, L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------